UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 398, Jeffersonville, New York 12748

(Address of principal executive offices)

Registrant’s telephone number, including area code: (845) 482-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 9, 2011, Jeffersonville Bancorp issued a press release describing its results of operations for the quarter ended September 30, 2011. That press release is furnished as Exhibit 99.1 to this report.

Item 8.01	Other Events

On November 9, 2011, Jeffersonville Bancorp announced that its board of directors had declared a $0.13 per share dividend for shareholders of record at the close of business on November 21, 2011, payable on December 1, 2011.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP (Registrant)

/s/ Wayne V. Zanetti
Wayne V. Zanetti
President and Chief Executive Officer

Date: November 10, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 9, 2011.